                                                                    Exhibit 99.2


FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                Quarter Ended
                                                                September 30                       Variance
                                                       ------------------------------    -----------------------------
                                                           2003             2002               $               %
                                                       --------------    ------------    --------------    -----------
INCOME SUMMARY:                                                  (in thousands, except per-share data)
---------------
     Interest income                                    $   105,907     $   117,156       $   (11,249)          -9.6%
     Interest expense                                        32,128          39,318            (7,190)         -18.3%
                                                        -----------     -----------       -----------
        Net Interest Income                                  73,779          77,838            (4,059)          -5.2%
     Provision for loan losses                                2,190           4,370            (2,180)         -49.9%
     Investment securities gains                              6,990           2,677             4,313          161.1%
     Other income                                            30,523          28,723             1,800            6.3%
     Other expenses                                          59,550          56,573             2,977            5.3%
                                                        -----------     -----------       -----------
        Income Before Income Taxes                           49,552          48,295             1,257            2.6%
     Income taxes                                            15,170          14,474               696            4.8%
                                                        -----------     -----------       -----------
        Net Income                                      $    34,382     $    33,821       $       561            1.7%
                                                        ===========     ===========       ===========
Fully taxable equivalent (FTE) net interest income      $    76,242     $    80,163       $    (3,921)          -4.9%

PER-SHARE DATA:
---------------
     Net Income:
        Basic                                           $      0.32     $      0.31       $      0.01            3.2%
        Diluted                                                0.32            0.31              0.01            3.2%
     Cash Dividends                                           0.160           0.143             0.017           11.9%

ENDING BALANCES:
----------------
     Total assets                                       $ 9,297,946     $ 8,103,690       $ 1,194,256           14.7%
     Loans, net of unearned income                        5,844,788       5,329,501           515,287            9.7%
     Deposits                                             6,834,167       6,259,204           574,963            9.2%
     Short-term borrowings                                  806,814         384,316           422,498          109.9%
     Long-term debt                                         626,841         456,396           170,445           37.3%
     Shareholders' equity                                   927,476         853,193            74,283            8.7%

AVERAGE BALANCES:
-----------------
     Total assets                                       $ 9,016,543     $ 7,937,303       $ 1,079,240           13.6%
     Loans, net of unearned income                        5,683,795       5,378,685           305,110            5.7%
     Deposits                                             6,704,347       6,139,954           564,393            9.2%
     Short-term borrowings                                  695,550         387,159           308,391           79.7%
     Long-term debt                                         595,466         456,602           138,864           30.4%
     Shareholders' equity                                   922,586         858,673            63,913            7.4%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                              Nine Months Ended
                                                                September 30                       Variance
                                                       ------------------------------    -----------------------------
                                                           2003             2002               $               %
                                                       --------------    ------------    --------------    -----------
INCOME SUMMARY:                                                  (in thousands, except per-share data)
---------------
     Interest income                                    $  323,257         $  353,842      $  (30,585)         -8.6%
     Interest expense                                       99,470            120,116         (20,646)        -17.2%
                                                        ----------         ----------      ----------
        Net Interest Income                                223,787            233,726          (9,939)         -4.3%
     Provision for loan losses                               7,515              9,830          (2,315)        -23.6%
     Investment securities gains                            14,028              6,047           7,981         132.0%
     Other income                                           89,684             78,755          10,929          13.9%
     Other expenses                                        173,497            168,005           5,492           3.3%
                                                        ----------         ----------      ----------
        Income Before Income Taxes                         146,487            140,693           5,794           4.1%
     Income taxes                                           44,000             41,652           2,348           5.6%
                                                        ----------         ----------      ----------
        Net Income                                      $  102,487         $   99,041      $    3,446           3.5%
                                                        ==========         ==========      ==========
Fully taxable equivalent (FTE) net interest income      $  231,077         $  240,564      $   (9,487)         -3.9%

PER-SHARE DATA:
---------------
     Net Income:
        Basic                                           $     0.96         $     0.92      $     0.04           4.3%
        Diluted                                               0.96               0.91            0.05           5.5%
     Cash Dividends                                          0.463              0.415           0.048          11.6%

AVERAGE BALANCES:
-----------------
     Total assets                                       $8,576,394         $7,808,880      $  767,514           9.8%
     Loans, net of unearned income                       5,473,055          5,398,395          74,660           1.4%
     Deposits                                            6,401,222          5,991,270         409,952           6.8%
     Short-term borrowings                                 634,745            425,280         209,465          49.3%
     Long-term debt                                        559,129            459,402          99,727          21.7%
     Shareholders' equity                                  884,400            834,431          49,969           6.0%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                             Quarter Ended
                                                     ----------------------------
                                                     September 30      June 30                 Variance
                                                                                     -----------------------------
                                                         2003            2003             $                %
                                                     ------------    ------------    ------------     ------------
INCOME SUMMARY:                                                (in thousands, except per-share data)
---------------
     Interest income                                 $    105,907    $    107,166    $     (1,259)        -1.2%
     Interest expense                                      32,128          32,796            (668)        -2.0%
                                                     ------------    ------------    ------------
        Net Interest Income                                73,779          74,370            (591)        -0.8%
     Provision for loan losses                              2,190           2,490            (300)       -12.0%
     Investment securities gains                            6,990           4,809           2,181         45.4%
     Other income                                          30,523          29,725             798          2.7%
     Other expenses                                        59,550          58,065           1,485          2.6%
                                                     ------------    ------------    ------------
        Income Before Income Taxes                         49,552          48,349           1,203          2.5%
     Income taxes                                          15,170          14,287             883          6.2%
                                                     ------------    ------------    ------------
        Net Income                                   $     34,382    $     34,062    $        320          0.9%
                                                     ============    ============    ============

Fully taxable equivalent (FTE) net interest income   $     76,242    $     76,774    $       (532)        -0.7%

PER-SHARE DATA:
---------------
     Net Income:
        Basic                                        $       0.32            0.32    $          -          0.0%
        Diluted                                              0.32            0.32               -          0.0%

     Cash Dividends                                         0.160           0.160               -          0.0%

ENDING BALANCES:
----------------
     Total assets                                    $  9,297,946    $  8,619,287    $    678,659          7.9%
     Loans, net of unearned income                      5,844,788       5,391,398         453,390          8.4%
     Deposits                                           6,834,167       6,437,023         397,144          6.2%
     Short-term borrowings                                806,814         599,995         206,819         34.5%
     Long-term debt                                       626,841         534,456          92,385         17.3%
     Shareholders' equity                                 927,476         873,659          53,817          6.2%

AVERAGE BALANCES:
-----------------
     Total assets                                    $  9,016,543    $  8,422,985    $    593,558          7.0%
     Loans, net of unearned income                      5,683,795       5,384,692         299,103          5.6%
     Deposits                                           6,704,347       6,324,543         379,804          6.0%
     Short-term borrowings                                695,550         596,312          99,238         16.6%
     Long-term debt                                       595,466         540,413          55,053         10.2%
     Shareholders' equity                                 922,586         865,336          57,250          6.6%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

                                                                September 30
                                                         --------------------------
                                                            2003           2002
                                                         -----------    -----------
                                                              (in thousands)
ASSETS
------
     Cash and due from banks                             $   333,253    $   311,611
     Interest-bearing deposits                                 7,514          4,830
     Federal funds sold                                       17,657              -
     Mortgage loans held for sale                             53,707         44,500
     Investment securities                                 2,705,463      2,149,118
     Loans, net of unearned income                         5,844,788      5,329,501
     Less: Allowance for loan losses                         (77,857)       (72,689)
                                                         -----------    -----------
        Net Loans                                          5,766,931      5,256,812
     Premises and equipment                                  121,822        122,718
     Accrued interest receivable                              31,385         40,533
     Goodwill                                                126,026         61,048
     Other assets                                            134,188        112,520
                                                         -----------    -----------
        Total Assets                                     $ 9,297,946    $ 8,103,690
                                                         ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Deposits:
        Noninterest bearing                              $ 1,259,811    $ 1,122,212
        Interest-bearing                                   5,574,356      5,136,992
                                                         -----------    -----------
        Total Deposits                                     6,834,167      6,259,204

     Short-term borrowings:
        Securities sold under agreements to repurchase       396,744        328,176
        Federal funds purchased                              405,000         50,500
        Demand notes of U.S. Treasury                          5,070          5,640
                                                         -----------    -----------
        Total Short-Term Borrowings                          806,814        384,316
     Accrued interest payable                                 26,766         30,458
     Other liabilities                                        75,882        120,123
     Long-term debt                                          626,841        456,396
                                                         -----------    -----------
        Total Liabilities                                  8,370,470      7,250,497
                                                         -----------    -----------

     Shareholders' equity:
       Common stock                                          284,962        259,943
       Additional paid in capital                            636,934        481,188
       Retained earnings                                      99,014        119,723
       Accumulated other comprehensive income                  4,569         27,414
       Less: Treasury stock, at cost                         (98,003)       (35,075)
                                                         -----------    -----------
        Total Shareholders' Equity                           927,476        853,193
                                                         -----------    -----------
        Total Liabilities and Shareholders' Equity       $ 9,297,946    $ 8,103,690
                                                         ===========    ===========

LOANS AND DEPOSITS DETAIL:
--------------------------
Loans, by type:
     Commercial, financial and agricultural              $ 1,723,713    $ 1,606,895
     Real estate - construction                              309,122        242,519
     Real estate - mortgage                                3,207,063      2,838,764
     Consumer                                                537,512        564,992
     Leasing and other                                        67,378         76,331
                                                         -----------    -----------
     Total Loans, net of unearned income                 $ 5,844,788    $ 5,329,501
                                                         ===========    ===========

Deposits, by type:
     Noninterest-bearing demand                          $ 1,259,811    $ 1,122,212
     Interest-bearing demand                               1,266,762        991,931
     Savings deposits                                      1,770,143      1,522,634
     Time deposits                                         2,537,451      2,622,427
                                                         -----------    -----------
     Total Deposits                                      $ 6,834,167    $ 6,259,204
                                                         ===========    ===========

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                                                           Quarter Ended               Nine Months Ended
                                                           September 30                  September 30
                                                   ---------------------------     --------------------------
                                                     2003               2002         2003              2002
                                                   ---------          --------     --------          --------
                                                                        (in thousands)
Interest Income:
     Loans, including fees                          $ 85,159          $ 92,072     $254,812          $280,977
     Investment securities:
        Taxable                                       16,512            21,489       55,636            62,303
        Tax-exempt                                     2,740             2,489        7,786             7,361
        Dividends                                        904             1,015        3,205             2,971
     Other interest income                               592                91        1,818               230
                                                    --------          --------     --------          --------
        Total Interest Income                        105,907           117,156      323,257           353,842

Interest Expense:
     Deposits                                         22,773            31,353       72,480            95,767
     Short-term borrowings                             1,515             1,510        4,960             5,080
     Long-term debt                                    7,840             6,455       22,030            19,269
                                                    --------          --------     --------          --------
        Total Interest Expense                        32,128            39,318       99,470           120,116
                                                    --------          --------     --------          --------
        Net Interest Income                           73,779            77,838      223,787           233,726
     Provision for Loan Losses                         2,190             4,370        7,515             9,830
                                                    --------          --------     --------          --------
        Net Interest Income after Provision           71,589            73,468      216,272           223,896

Other Income:
     Investment management & trust services            8,527             6,890       25,679            21,633
     Service charges on deposit accounts               9,810             9,506       28,527            27,590
     Other service charges and fees                    4,782             4,693       14,076            13,071
     Mortgage banking income                           6,100             5,807       17,892            11,871
     Investment securities gains                       6,990             2,677       14,028             6,047
     Other                                             1,304             1,827        3,510             4,590
                                                    --------          --------     --------          --------
        Total Other Income                            37,513            31,400      103,712            84,802

Other Expenses:
     Salaries and employee benefits                   35,516            33,336      103,330            97,001
     Net occupancy expense                             4,982             4,556       14,869            13,111
     Equipment expense                                 2,618             2,859        7,886             8,374
     Data processing                                   2,864             3,018        8,504             9,181
     Advertising                                       1,570             1,336        4,589             4,989
     Intangible amortization                             622               359        1,341             1,078
     Other                                            11,378            11,109       32,978            34,271
                                                    --------          --------     --------          --------
        Total Other Expenses                          59,550            56,573      173,497           168,005
                                                    --------          --------     --------          --------
        Income Before Income Taxes                    49,552            48,295      146,487           140,693
     Income Taxes                                     15,170            14,474       44,000            41,652
                                                    --------          --------     --------          --------
        Net Income                                  $ 34,382          $ 33,821     $102,487          $ 99,041
                                                    ========          ========     ========          ========

FULTON FINANCIAL CORPORATION
PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

                                                                 Quarter Ended                 Nine Months Ended
                                                                 September 30                   September 30
                                                           ------------------------     ---------------------------
                                                              2003         2002             2003           2002
                                                           ---------    -----------     -----------     -----------
PER-SHARE INFORMATION:
----------------------
     Net income:
        Basic                                              $    0.32    $      0.31     $      0.96     $      0.92
        Diluted                                                 0.32           0.31            0.96            0.91

     Cash Dividends                                        $   0.160    $     0.143     $     0.463     $     0.415
     Book Value                                                 8.54           7.97               -               -
     Tangible Book Value                                        7.23           7.29               -               -

     Weighted average shares (basic)                         107,856        107,983         106,412         108,222
     Weighted average shares (diluted)                       108,731        108,703         107,189         108,962
     Shares outstanding, end of period                       108,561        107,075               -               -

FINANCIAL RATIOS:
-----------------
     Return on Average Assets                                   1.51%          1.69%           1.60%           1.70%
     Return on Average Equity                                  14.79%         15.63%          15.49%          15.87%
     Net Interest Margin                                        3.62%          4.33%           3.86%           4.42%
     Efficiency Ratio                                           55.2%          51.6%           53.7%           52.3%
     Average Equity to Average Assets                           10.2%          10.8%           10.3%           10.7%

FULTON FINANCIAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

                                                             Quarter Ended                Nine Months Ended
                                                             September 30                   September 30
                                                     ---------------------------     ---------------------------
                                                        2003            2002            2003            2002
                                                     -----------     -----------     -----------     -----------
ASSETS                                                                     (In thousands)
------
     Interest-earning assets:
        Loans and leases                             $ 5,683,795     $ 5,378,685     $ 5,473,055     $ 5,398,395
        Taxable investment securities                  2,218,352       1,627,876       2,074,947       1,519,411
        Tax-exempt investment securities                 287,297         233,740         260,266         228,753
        Equity securities                                128,064         115,390         129,895         109,197
        Short-term investments                            51,398          19,891          48,960          16,895
                                                     -----------     -----------     -----------     -----------
        Total Interest-Earning Assets                  8,368,906       7,375,582       7,987,123       7,272,651

     Non-interest earning assets:
        Cash and due from banks                          302,248         262,971         279,650         248,964
        Premises and equipment                           125,835         123,775         123,681         123,834
        Other assets                                     296,300         249,111         260,122         236,649
        Less: Allowance for loan losses                  (76,746)        (74,136)        (74,182)        (73,218)
                                                     -----------     -----------     -----------     -----------
        Total Assets                                 $ 9,016,543     $ 7,937,303     $ 8,576,394     $ 7,808,880
                                                     ===========     ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Interest-bearing liabilities:
        Demand deposits                              $ 1,213,594     $   939,683     $ 1,116,959     $   870,078
        Savings deposits                               1,709,803       1,534,828       1,614,721       1,506,714
        Time deposits                                  2,522,767       2,599,115       2,498,711       2,577,925
                                                     -----------     -----------     -----------     -----------
        Total Interest-Bearing Deposits                5,446,164       5,073,626       5,230,391       4,954,717
        Short-term borrowings                            695,550         387,159         634,745         425,280
        Long-term debt                                   595,466         456,602         559,129         459,402
                                                     -----------     -----------     -----------     -----------
        Total Interest-Bearing Liabilities             6,737,180       5,917,387       6,424,265       5,839,399

     Noninterest-bearing liabilities:
        Demand deposits                                1,258,183       1,066,328       1,170,831       1,036,553
        Other                                             98,594          94,915          96,898          98,497
                                                     -----------     -----------     -----------     -----------
        Total Liabilities                              8,093,957       7,078,630       7,691,994       6,974,449
     Shareholders' equity                                922,586         858,673         884,400         834,431
                                                     -----------     -----------     -----------     -----------
        Total Liabilities and Shareholders' Equity   $ 9,016,543     $ 7,937,303     $ 8,576,394     $ 7,808,880
                                                     ===========     ===========     ===========     ===========

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
------------------------------------------
     Loans and leases                                       5.94%           6.79%           6.22%           6.96%
     Taxable investment securities                          2.95%           5.24%           3.58%           5.48%
     Tax-exempt investment securities                       3.78%           4.22%           4.00%           4.30%
     Equity securities                                      2.80%           3.49%           3.30%           3.64%
     Short-term investments                                 4.57%           1.82%           4.96%           1.82%
                                                     -----------     -----------     -----------     -----------
             Total Interest-Earning Assets                  5.02%           6.30%           5.41%           6.50%
                                                     ===========     ===========     ===========     ===========

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
----------------------------------------------
     Demand deposits                                        0.47%           0.83%           0.54%           0.71%
     Savings deposits                                       0.57%           1.12%           0.67%           1.13%
     Time deposits                                          2.97%           3.82%           3.20%           4.07%
     Short-term borrowings                                  0.86%           1.55%           1.04%           1.60%
     Long-term debt                                         5.22%           5.61%           5.27%           5.61%
                                                     -----------     -----------     -----------     -----------
             Total Interest-Bearing Liabilities             1.89%           2.64%           2.07%           2.75%
                                                     ===========     ===========     ===========     ===========

NET INTEREST MARGIN (FTE)                                   3.62%           4.33%           3.86%           4.42%
                                                     ===========     ===========     ===========     ===========

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

                                                      Quarter Ended        Nine Months Ended
                                                      September 30            September 30
                                                  --------------------    --------------------
                                                    2003        2002        2003        2002
                                                  --------    --------    --------    --------
                                                                 (in thousands)
  Gross Charge-offs                               $  2,854    $  5,297    $  9,765    $ 11,860
  Recoveries                                           807         815       2,713       2,847
                                                  --------    --------    --------    --------
     Net Charge-offs                              $  2,047    $  4,482    $  7,052    $  9,013
                                                  ========    ========    ========    ========

  Net Charge-offs to average loans                    0.14%       0.33%       0.17%       0.22%
                                                  --------    --------    --------    --------

  Non-Accrual Loans                               $ 27,155    $ 29,698
  Accruing Loans 90+ Days Overdue                   10,286      15,872
  Other Real Estate Owned                              952       1,614
                                                  --------    --------
     Total Non-Performing Assets                  $ 38,393    $ 47,184
                                                  ========    ========

  Non-accrual loans to total loans                    0.46%       0.56%
  Non-performing assets to total loans and OREO       0.66%       0.89%
  Non-performing assets to total assets               0.41%       0.58%
  Allowance to Loans                                  1.33%       1.36%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                                                             Quarter Ended
                                                        ------------------------
                                                        September 30     June 30
                                                            2003          2003
                                                        -----------     --------
                                                              (in thousands)
Interest Income:
     Loans, including fees                                 $ 85,159     $ 84,541
     Investment securities:
        Taxable                                              16,512       18,390
        Tax-exempt                                            2,740        2,526
        Dividends                                               904        1,153
     Other interest income                                      592          556
                                                           --------     --------
        Total Interest Income                               105,907      107,166
Interest Expense:
     Deposits                                                22,773       24,000
     Short-term borrowings                                    1,515        1,692
     Long-term debt                                           7,840        7,104
                                                           --------     --------
        Total Interest Expense                               32,128       32,796
                                                           --------     --------
        Net Interest Income                                  73,779       74,370
     Provision for Loan Losses                                2,190        2,490
                                                           --------     --------
        Net Interest Income after Provision                  71,589       71,880
Other Income:
     Investment management & trust services                   8,527        8,809
     Service charges on deposit accounts                      9,810        9,501
     Other service charges and fees                           4,782        4,708
      Mortgage banking income                                 6,100        5,841
     Investment securities gains                              6,990        4,809
     Other                                                    1,304          866
                                                           --------     --------
        Total Other Income                                   37,513       34,534
Other Expenses:
     Salaries and employee benefits                          35,516       34,494
     Net occupancy expense                                    4,982        4,807
     Equipment expense                                        2,618        2,588
     Data processing                                          2,864        2,776
     Advertising                                              1,570        1,787
     Intangible amortization                                    622          360
     Other                                                   11,378       11,253
                                                           --------     --------
        Total Other Expenses                                 59,550       58,065
                                                           --------     --------
        Income Before Income Taxes                           49,552       48,349
     Income Taxes                                            15,170       14,287
                                                           --------     --------
        Net Income                                         $ 34,382     $ 34,062
                                                           ========     ========

FULTON FINANCIAL CORPORATION
PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

                                                             Quarter Ended
                                                        ------------------------
                                                        September 30     June 30
                                                            2003          2003
                                                        ------------     -------

PER-SHARE INFORMATION:
----------------------
     Net income:
        Basic                                             $    0.32    $   0.32
        Diluted                                                0.32        0.32

     Cash Dividends                                       $   0.160    $  0.160
     Book Value                                                8.54        8.29
     Tangible Book Value                                       7.23        7.61

     Weighted average shares (basic)                        107,856     105,437
     Weighted average shares (diluted)                      108,731     106,178
     Shares outstanding, end of period                      108,561     105,358

FINANCIAL RATIOS:
-----------------
     Return on Average Assets                                  1.51%       1.62%
     Return on Average Equity                                 14.79%      15.79%
     Net Interest Margin                                       3.62%       3.91%
     Efficiency Ratio                                          55.2%       54.2%
     Average Equity to Average Assets                          10.2%       10.3%

FULTON FINANCIAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

                                                           Quarter Ended
                                                    ----------------------------
                                                     September 30     June 30
                                                        2003            2003
                                                    ------------     -----------
ASSETS                                                       (In thousands)
------
     Interest-earning assets:
        Loans and leases                             $ 5,683,795     $ 5,384,692
        Taxable investment securities                  2,218,352       2,044,602
        Tax-exempt investment securities                 287,297         251,813
        Equity securities                                128,064         128,378
        Short-term investments                            51,398          40,526
                                                     -----------     -----------
        Total Interest-Earning Assets                  8,368,906       7,850,011

     Non-interest earning assets:
        Cash and due from banks                          302,248         278,657
        Premises and equipment                           125,835         121,811
        Other assets                                     296,300         245,293
        Less: Allowance for loan losses                  (76,746)        (72,787)
                                                     -----------     -----------
        Total Assets                                 $ 9,016,543     $ 8,422,985
                                                     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Interest-bearing liabilities:
        Demand deposits                              $ 1,213,594     $ 1,085,855
        Savings deposits                               1,709,803       1,596,578
        Time deposits                                  2,522,767       2,461,038
                                                     -----------     -----------
        Total Interest-Bearing Deposits                5,446,164       5,143,471

        Short-term borrowings                            695,550         596,312
        Long-term debt                                   595,466         540,413
                                                     -----------     -----------
        Total Interest-Bearing Liabilities             6,737,180       6,280,196

     Noninterest-bearing liabilities:
        Demand deposits                                1,258,183       1,181,072
        Other                                             98,594          96,381
                                                     -----------     -----------
        Total Liabilities                              8,093,957       7,557,649

     Shareholders' equity                                922,586         865,336
                                                     -----------     -----------
        Total Liabilities and Shareholders' Equity   $ 9,016,543     $ 8,422,985
                                                     ===========     ===========

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
------------------------------------------
     Loans and leases                                       5.94%           6.30%
     Taxable investment securities                          2.95%           3.61%
     Tax-exempt investment securities                       3.78%           4.02%
     Equity securities                                      2.80%           3.60%
     Short-term investments                                 4.57%           5.50%
                                                     -----------     -----------
             Total Interest-Earning Assets                  5.02%           5.48%
                                                     ===========     ===========


AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
----------------------------------------------
     Demand deposits                                        0.47%           0.55%
     Savings deposits                                       0.57%           0.69%
     Time deposits                                          2.97%           3.22%
     Short-term borrowings                                  0.86%           1.14%
     Long-term debt                                         5.22%           5.27%
                                                     -----------     -----------
             Total Interest-Bearing Liabilities             1.89%           2.09%
                                                     ===========     ===========
NET INTEREST MARGIN (FTE)                                   3.62%           3.91%
                                                     ===========     ===========

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

                                                          Quarter Ended
                                                   -------------------------
                                                   September 30      June 30
                                                      2003            2003
                                                   ------------     --------
                                                           (in thousands)

Gross Charge-offs                                     $ 2,854        $ 2,962
Recoveries                                                807            926
                                                      -------        -------
   Net Charge-offs                                    $ 2,047        $ 2,036
                                                      =======        =======

Net Charge-offs to average loans                         0.14%          0.15%
                                                      -------        -------

Non-Accrual Loans                                     $27,155        $26,811
Accruing Loans 90+ Days Overdue                        10,286         11,266
Other Real Estate Owned                                   952            808
                                                      -------        -------
   Total Non-Performing Assets                        $38,393        $38,885
                                                      =======        =======

Non-accrual loans to total loans                         0.46%          0.50%
Non-performing assets to total loans and OREO            0.66%          0.72%
Non-performing assets to total assets                    0.41%          0.45%
Allowance to Loans                                       1.33%          1.34%